The Putnam
Fund for Growth
and Income


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

At the close of its fiscal year, the Putnam Fund for Growth and Income must report a year-to-year decline in value. The retreat is only the ninth such decline in the fund's 44-year history.* More to the point is the fact that in one of the most difficult stock market environments on record the fund once again demonstrated the validity of its long-standing policy of investing in attractively priced stocks of large, established companies.

While past performance can never be taken as an assurance of future results, we remain convinced that long-term investors in this fund will benefit from its time-tested investment strategy. In the following report, your fund's management team reviews the challenges they confronted during the fiscal year ended October 31, 2001, and offer their views on what may lie ahead in the coming months.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
December 12, 2001

*Based on the maximum public offering price of class A shares, with all distributions reinvested.


REPORT FROM FUND MANAGEMENT

David L. King
Christopher G. Miller
Hugh H. Mullin

To be sure, the 12-month period ended October 31, 2001, presented challenges to all investors. The Putnam Fund for Growth and Income ended its 2001 fiscal year in negative territory, as did the broad market, as measured by Standard and Poor's[R] 500 Index, and the fund's benchmark, the S&P/Barra Value Index. Despite the fund's disappointing absolute return, it performed better than its benchmark and, we hope, held the line on what might have been greater overall losses. It is worth noting that the fund's disciplined strategy of investing in undervalued companies with sound fundamentals has produced a positive total return in 35 of the 44 years since its inception in 1957. While past performance can never assure future results, we believe the fund can be rewarding to investors who maintain a long-term perspective.

Total return for 12 months ended 10/31/01

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
  -12.15% -17.21%  -12.80% -17.06%  -12.84% -13.69%  -12.58% -15.62%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 8.

* MARKET CONDITIONS DIFFICULT OVERALL

From November 1, 2000 to October 31, 2001, the broad market, as measured by the S&P 500 Index, turned in its second worst performance since the fund's inception in 1957. Global economic weakness exacerbated the weakness in domestic markets. Major equity indexes such as the S&P 500, The Dow Jones Industrial Average, and the Nasdaq, saw sharp declines throughout the year, accentuating the degree to which equity valuations had gone astray during the bull market of the late 1990s.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Pharmaceuticals          12.1%

Banking                  10.0%

Oil and gas               8.8%

Financial                 6.7%

Investment banking/
brokerage                 4.9%

Footnote reads:
*Based on net assets as of 10/31/01. Holdings will vary over time.


A confluence of negative economic indicators, including slowdowns in productivity, downward earnings revisions, and waning consumer confidence served to undermine corporate profitability. The Federal Reserve Board's slashing of short-term interest rates no fewer than nine times during the reporting period -- and yet again on November 6 -- underscores the tenacity of the current bear market.

While the events of September 11 added to investors' concerns, we believe their impact on the markets will prove to be short-lived. Indeed, a comparison of market indexes on September 10 with those of October 31, 2001, would reveal little of the upset we as a nation endured. In our opinion, these events did not dramatically skew the fund's results for the year, nor have they given us reason to change the fund's strategy going forward. Clearly, certain industries such as transportation, recreation, and lodging have suffered directly from the attacks. As always, we remain vigilant and seek to limit the fund's exposure to industry-specific risks.

* FUND MAINTAINED FOCUS ON LOW VALUATIONS AND HEALTHY COMPANIES

In a year when just about every investment thesis was put to the test, the fund's value-oriented strategy proved rewarding, at least in a relative sense. Stocks with the lowest valuations exhibited a stronger immunity to the free-fall in equity prices. Your fund targets stocks of companies that are, in our opinion, not only undervalued, but also fundamentally healthy. In the challenging environment of 2001, the best-performing stocks were primarily those of companies and industries that hold up well in an economic slowdown or those that benefit as the economy recovers. Fund holdings Philip Morris Cos., Inc., Bank of America Corp., Johnson & Johnson, and Abbott Laboratories were all strong performers and they illustrate the effectiveness of the fund's strategy.

"Difficult periods in the market are to be expected, and represent critical opportunities for the managers of the Fund for Growth and Income to buy the stocks which have driven good performance."

-- David L. King, portfolio manager, The Putnam Fund for Growth and Income

Long-time holding Philip Morris had a low monetary valuation entering into the fiscal period. Concern over the impact of smoking-related lawsuits had put pressure on the stock's price. But the world's largest tobacco firm enjoyed continuing strong sales in the U.S. and 180 countries worldwide. In addition, the company owns a majority stake in the nation's No. 2 food company, Kraft Foods, and the No. 2 brewery, Miller Brewing Company. Economic downturns rarely diminish the demand for food, drink, and cigarettes. As investors bet on defensive sectors such as consumer staples, Philip Morris's stable of top-name brands contributed to the stock's performance and the fund's return.

Bank of America, one of the largest banks in the United States, is involved in commercial and consumer banking, investment banking, asset management, and equity investments. It has about 4,500 retail branches in 21 states and locations in more than 40 countries. Its subsidiaries provide a wide range of business services, from credit-card transaction processing to resolving billing disputes. Shares of the company benefited from a low valuation, low interest rates, and thorough execution on the part of its management as it refines its business lines.

Johnson & Johnson, perhaps the most widely recognized name in health care product manufacturers, goes well beyond providing familiar consumer products. It produces items for medical professionals, including surgical instruments and joint replacements, and a range of pharmaceutical drugs. Its prescription for growth has been to acquire smaller companies with innovative products and technologies, to which it applies its considerable marketing prowess.

"We continue to identify companies that we believe will create long-term economic value, whose stocks can be bought at prices below their true economic worth. This process had led to above- average returns with relatively low risk for the forty-plus year history of the fund."

-- David L. King, portfolio manager, The Putnam Fund for Growth and Income

Abbott Laboratories also specializes in health-care product manufacturing, offering nutritional products, pharmaceuticals, drug delivery systems, and diagnostic tools. Shares of J&J and Abbott Labs appreciated during the period, helping fund performance. Their success resulted in part from the fact that defensive stocks are more attractive in a declining market, but their effectiveness in executing business goals also contributed strongly to results. While these stocks, as well as others mentioned in this report, were viewed favorably at the end of the reporting period, all are subject to review in accordance with the fund's investment policy and may change in the future.

As a year-end summary, sectors that helped portfolio performance included consumer staples, health care, energy, basic materials, financials, and consumer cyclicals. Areas that underperformed included technology, telecommunications, utilities, and conglomerates.

* INVESTORS HAVE REASONS TO BE ENCOURAGED

At the end of what has been a difficult year, we can point to several factors that we believe will lead to an improving environment for investors in 2002. Sharp declines in short-term interest rates have made borrowing easier. The current 2.0% federal funds rate (the rate at which banks borrow from each other) and the 1.5% discount rate (the rate at which banks borrow from the Federal Reserve) are both below the 2.6% rate of inflation. After adjusting for inflation, this means that banks can borrow essentially for free. Consumers in record numbers are taking advantage of the lower rates by refinancing their home mortgages (and pocketing the difference). Lower rates tend to encourage capital spending by businesses as well.

The government is pouring billions of dollars into the economy with increased defense spending to fight the war on terrorism, and at the time of this writing, negotiations were under way to develop a government-sponsored economic stimulus package. Fiscal and monetary policy are both geared towards adding liquidity to the market. Much of the excess valuation in stock prices has been wrung out, and with lower valuations come attractive investment opportunities.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Exxon Mobil Corp.
Oil and gas

Citigroup, Inc.
Financial

Merck & Co., Inc.
Pharmaceuticals

IBM Corp.
Computers

Johnson & Johnson
Pharmaceuticals

SBC Communications, Inc.
Regional Bells

Philip Morris Cos., Inc.
Tobacco

Bristol-Myers Squibb Co.
Pharmaceuticals

Bank of America Corp.
Banking

General Electric Co.
Conglomerates

Footnote reads:
These holdings represent 25.8% of the fund's net assets as of 10/31/01. Portfolio holdings will vary over time.


The Federal Open Market Committee, at its meeting on November 6, reiterated its belief that, "the long-term prospects for productivity growth and the economy remain favorable and should become evident once the unusual forces restraining demand abate."

While we cannot predict when the positive factors at work will begin to take hold and set us firmly on the path to economic recovery, we continue to apply the fund's time-tested strategy, which is designed to identify the best stocks available, at the most attractive prices. We remain confident that over the long term, this approach will reward shareholders who have chosen this fund to help them achieve their financial goals.

In fiscal 2001, the Putnam Fund for Growth and Income reduced its dividend. The fund seeks capital growth with current income by investing primarily in common stocks of large, established companies. Of course, the fund's dividend must reflect the dividend yield of the securities in the fund. In the past few years, dividend yields have been generally declining. Even so, the dividend yield of class A shares at NAV exceeded the dividend yield of Lipper's large cap value fund category. Dividend yields were 1.66% and 0.83%, respectively. (The dividend yield for your fund's Class A shares at POP was 1.57%).

The conditions that led to a dividend reduction in 2001 have persisted throughout the year. As always, we remain committed to providing the highest dividend consistent with the fund's objectives, and a yield that is competitive with that of the broad market.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/01, there is no guarantee the fund will continue to hold these securities in the future.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. The Putnam Fund for Growth and Income is designed for investors seeking capital growth and current income.



TOTAL RETURN FOR PERIODS ENDED 10/31/01

                        Class A             Class B             Class C              Class M
(inception dates)      (11/6/57)           (4/27/92)           (7/26/99)            (5/1/95)
                     NAV       POP        NAV     CDSC        NAV     CDSC        NAV      POP
-------------------------------------------------------------------------------------------------
1 year             -12.15%   -17.21%    -12.80%  -17.06%    -12.84%  -13.69%    -12.58%  -15.62%
-------------------------------------------------------------------------------------------------
5 years             44.71     36.42      39.38    37.54      39.49    39.49      41.13    36.19
Annual average       7.67      6.41       6.87     6.58       6.88     6.88       7.13     6.37
-------------------------------------------------------------------------------------------------
10 years           194.72    177.81     173.31   173.31     173.60   173.60     180.21   170.33
Annual average      11.41     10.76      10.58    10.58      10.59    10.59      10.85    10.46
-------------------------------------------------------------------------------------------------
Annual average
(life of fund)      12.86     12.71      11.80    11.80      12.02    12.02      12.09    12.00
-------------------------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/01

                       S&P 500        S&P/Barra        Consumer
                        Index        Value Index     price index
-------------------------------------------------------------------------
1 year                -24.90%         -18.42%           2.13%
-------------------------------------------------------------------------
5 years                61.36           54.35           12.19
Annual average         10.04            9.07            2.33
-------------------------------------------------------------------------
10 years              232.36          225.13           29.26
Annual average         12.76           12.51            2.60
-------------------------------------------------------------------------
Annual average
(life of fund)         11.47              --*           4.26
-------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

*Index did not exist at the fund's inception.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 10/31/91

             Fund's class A     S&P 500   S&P/Barra Value    Consumer price
Date          shares at POP      Index          Index            index

10/31/91          9,425         10,000         10,000           10,000
10/31/92         10,325         10,996         10,829           10,320
10/31/93         12,262         12,639         13,446           10,604
10/31/94         12,598         13,127         13,740           10,881
10/31/95         15,496         16,598         16,905           11,186
10/31/96         19,198         20,598         21,065           11,521
10/31/97         23,988         27,212         27,322           11,761
10/31/98         26,902         33,196         30,529           11,929
10/31/99         30,433         41,717         36,334           12,234
10/31/00         31,625         44,258         39,852           12,656
10/31/01        $27,781        $33,236        $32,513          $12,926

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $27,331 and $27,360, respectively and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $28,021 ($27,033 at public offering price). See first page of performance section for performance calculation method.



PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 10/31/01

                        Class A         Class B         Class C         Class M
---------------------------------------------------------------------------------------
Distributions
(number)                   4               4               4               4
---------------------------------------------------------------------------------------
Income                  $0.2453         $0.0983         $0.1143         $0.1483
---------------------------------------------------------------------------------------
Capital gains
  Long-term              0.3428          0.3428          0.3428          0.3428
---------------------------------------------------------------------------------------
  Short-term             0.0219          0.0219          0.0219          0.0219
---------------------------------------------------------------------------------------
  Total                 $0.6100         $0.4630         $0.4790         $0.5130
---------------------------------------------------------------------------------------
Share value:         NAV        POP        NAV             NAV       NAV       POP
---------------------------------------------------------------------------------------
10/31/00            $19.81     $21.02    $19.53         $19.75      $19.68    $20.39
---------------------------------------------------------------------------------------
10/31/01             16.86      17.89     16.62          16.79       16.75     17.36
---------------------------------------------------------------------------------------
Current return (end of period)
---------------------------------------------------------------------------------------
Current
dividend
rate 1                1.66%      1.57%     0.79%          0.86%       1.10%     1.06%
---------------------------------------------------------------------------------------
Current
30-day SEC
yield 2               1.35       1.28      0.61           0.61        0.86      0.83
---------------------------------------------------------------------------------------

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.




TOTAL RETURN FOR PERIODS ENDED 9/30/01 (most recent calendar quarter)

                        Class A             Class B             Class C              Class M
(inception dates)      (11/6/57)           (4/27/92)           (7/26/99)            (5/1/95)
                     NAV       POP        NAV     CDSC        NAV     CDSC        NAV      POP
-------------------------------------------------------------------------------------------------
1 year             -8.34%    -13.62%    -9.05%   -13.49%    -9.03%   -9.92%     -8.80%    -11.99%
-------------------------------------------------------------------------------------------------
5 years            49.00      40.44     43.48     41.59     43.58    43.58      45.25      40.14
Annual average      8.30       7.03      7.49      7.20      7.50     7.50       7.75       6.98
-------------------------------------------------------------------------------------------------
10 years          201.52     184.18    179.40    179.40    179.84   179.84     186.58     176.53
Annual average     11.67      11.01     10.82     10.82     10.84    10.84      11.10      10.71
-------------------------------------------------------------------------------------------------
Annual average
(life of fund)     12.91      12.75     11.84     11.84     12.06    12.06      12.13      12.04
-------------------------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.



TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Standard & Poor's 500 Index* is an index of common stocks frequently used as a general measure of stock market performance.

S&P/Barra Value Index*+ is an index that contains firms with higher book- to-price ratios. This index is capitalization weighted, meaning that each stock is weighted in the appropriate index in proportion to its market value.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

+Putnam Management has recently undertaken a review of benchmarks for various funds. This index replaces the S&P 500 Index as a performance benchmark for this fund because, in Putnam Management's opinion, the securities tracked by this index more accurately reflect the types of securities generally held by the fund.


NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to Putnam's Board of Trustees.
He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. We look forward to the contributions Charles will make to the continued success of the Putnam funds.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
The Putnam Fund for Growth and Income

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Putnam Fund for Growth and Income (the "fund") at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 4, 2001




THE FUND'S PORTFOLIO
October 31, 2001

COMMON STOCKS (98.3%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (0.2%)
-------------------------------------------------------------------------------------------------------------------
          2,340,000 Interpublic Group of Companies, Inc.                                             $   52,533,000

Aerospace and Defense (2.1%)
-------------------------------------------------------------------------------------------------------------------
          4,892,982 Boeing Co.                                                                          159,511,213
            486,373 General Dynamics Corp.                                                               39,688,037
            926,813 Goodrich Corp.                                                                       19,787,458
          3,242,028 Lockheed Martin Corp.                                                               158,113,706
          2,808,175 Rockwell Collins                                                                     37,910,363
          2,674,117 United Technologies Corp.                                                           144,108,165
                                                                                                     --------------
                                                                                                        559,118,942

Airlines (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,559,531 Southwest Airlines Co.                                                               24,796,543

Automotive (1.0%)
-------------------------------------------------------------------------------------------------------------------
         10,705,563 Ford Motor Co.                                                                      171,824,286
          1,560,382 General Motors Corp.                                                                 64,474,984
            999,361 Lear Corp. (NON)                                                                     30,680,383
                                                                                                      -------------
                                                                                                        266,979,653

Banking (10.0%)
-------------------------------------------------------------------------------------------------------------------
          8,072,947 Bank of America Corp.                                                               476,223,144
          5,424,791 Bank of New York Company, Inc. (The)                                                184,497,142
          5,641,454 Bank One Corp.                                                                      187,239,858
          1,337,175 BB&T Corp.                                                                           42,923,318
          2,322,610 Charter One Financial, Inc.                                                          63,291,123
          3,155,667 Comerica, Inc.                                                                      145,444,692
          1,285,886 Fifth Third Bancorp                                                                  72,549,688
            855,183 First Tennessee National Corp.                                                       29,546,573
          5,302,598 FleetBoston Financial Corp.                                                         174,243,370
            774,904 KeyCorp                                                                              16,474,459
            209,000 M & T Bank Corp.                                                                     13,689,500
          4,608,137 Mellon Financial Corp.                                                              154,833,403
          2,971,672 National City Corp.                                                                  78,452,141
            531,932 PNC Financial Services Group                                                         29,203,067
          1,764,100 Sovereign Bancorp, Inc.                                                              17,464,590
            564,552 SunTrust Banks, Inc.                                                                 33,794,083
          2,385,000 Synovus Financial Corp.                                                              54,902,700
         19,565,281 U.S. Bancorp                                                                        347,870,696
          2,053,283 Wachovia Corp.                                                                       58,723,894
          2,752,714 Washington Mutual, Inc.                                                              83,104,436
         10,689,147 Wells Fargo & Co.                                                                   422,221,307
            307,193 Zions Bancorporation                                                                 14,720,689
                                                                                                      -------------
                                                                                                      2,701,413,873

Beverage (4.1%)
-------------------------------------------------------------------------------------------------------------------
          5,078,178 Anheuser-Busch Companies, Inc.                                                      211,556,895
          9,391,456 Coca-Cola Co. (The)                                                                 449,662,913
          4,384,068 Coca-Cola Enterprises, Inc.                                                          80,447,648
          1,531,199 Fortune Brands, Inc.                                                                 56,424,683
            301,000 Pepsi Bottling Group, Inc. (The)                                                     13,990,480
          5,911,776 PepsiCo, Inc.                                                                       287,962,609
                                                                                                      -------------
                                                                                                      1,100,045,228

Building Materials (--%)
-------------------------------------------------------------------------------------------------------------------
             95,820 Vulcan Materials Co.                                                                  3,983,237

Cable Television (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,005,000 Comcast Corp. Class A (NON)                                                          36,019,200
          1,126,431 USA Networks, Inc. (NON)                                                             20,771,388
                                                                                                      -------------
                                                                                                         56,790,588

Chemicals (2.3%)
-------------------------------------------------------------------------------------------------------------------
            905,000 Air Products & Chemicals, Inc.                                                       36,236,200
            891,094 Avery Dennison Corp.                                                                 41,257,652
          2,590,000 Dow Chemical Co. (The)                                                               86,117,500
          6,033,817 E.I. du Pont de Nemours & Co.                                                       241,292,342
          1,746,642 Eastman Chemical Co.                                                                 59,927,287
            766,781 Hercules, Inc. (NON)                                                                  5,796,864
            802,566 Minnesota Mining & Manufacturing Co. (3M)                                            83,771,839
            851,974 PPG Industries, Inc.                                                                 41,601,890
            706,116 Rohm & Haas Co.                                                                      22,927,587
                                                                                                      -------------
                                                                                                        618,929,161

Coal (0.1%)
-------------------------------------------------------------------------------------------------------------------
            604,186 Arch Coal, Inc.                                                                      13,322,301
            206,893 Peabody Energy Corp.                                                                  6,206,790
                                                                                                      -------------
                                                                                                         19,529,091

Commercial and Consumer Services (0.5%)
-------------------------------------------------------------------------------------------------------------------
          1,190,828 Cendant Corp. (NON)                                                                  15,433,131
            244,898 Cintas Corp.                                                                          9,898,777
          1,045,322 Sabre Holdings Corp. (NON)                                                           27,491,969
         11,076,800 Service Corp. International (NON)                                                    70,559,216
                                                                                                      -------------
                                                                                                        123,383,093

Communications Equipment (0.2%)
-------------------------------------------------------------------------------------------------------------------
          3,840,310 Agere Systems, Inc. Class A (NON)                                                    17,665,426
          1,390,505 Avaya, Inc. (NON)                                                                    12,417,210
          2,515,532 Lucent Technologies, Inc.                                                            16,854,064
                                                                                                      -------------
                                                                                                         46,936,700

Computers (4.4%)
-------------------------------------------------------------------------------------------------------------------
         14,519,994 Compaq Computer Corp.                                                               127,049,948
          2,017,943 Dell Computer Corp. (NON)                                                            48,390,273
         15,558,925 Hewlett-Packard Co.                                                                 261,856,708
          6,530,282 IBM Corp.                                                                           705,727,576
            352,970 Lexmark International, Inc. (NON)                                                    15,795,408
            741,895 NCR Corp. (NON)                                                                      26,300,178
                                                                                                      -------------
                                                                                                      1,185,120,091

Conglomerates (3.6%)
-------------------------------------------------------------------------------------------------------------------
             64,812 Berkshire Hathaway, Inc. Class B (NON)                                              152,567,448
         12,967,669 General Electric Co.                                                                472,152,828
          3,611,238 Honeywell International, Inc.                                                       106,712,083
            135,270 Textron, Inc.                                                                         4,281,296
          4,849,267 Tyco International, Ltd. (Bermuda)                                                  238,292,980
                                                                                                      -------------
                                                                                                        974,006,635

Consumer Finance (0.8%)
-------------------------------------------------------------------------------------------------------------------
            966,130 Capital One Financial Corp.                                                          39,910,830
          2,734,560 Household International, Inc.                                                       143,017,488
            574,887 MBNA Corp.                                                                           15,872,630
          4,438,594 Providian Financial Corp.                                                            17,266,131
                                                                                                      -------------
                                                                                                        216,067,079

Consumer Goods (2.3%)
-------------------------------------------------------------------------------------------------------------------
            427,800 Avon Products, Inc.                                                                  20,033,874
          2,296,974 Clorox Co.                                                                           82,001,972
          5,650,770 Gillette Co. (The)                                                                  175,682,439
          2,087,666 Kimberly-Clark Corp.                                                                115,886,340
          2,726,222 Procter & Gamble Co.                                                                201,140,659
            418,790 Unilever NV (Netherlands)                                                            21,768,704
                                                                                                      -------------
                                                                                                        616,513,988

Containers & Packaging (0.1%)
-------------------------------------------------------------------------------------------------------------------
          3,114,700 Owens-Illinois, Inc. (NON)                                                           18,999,670

Distribution (0.1%)
-------------------------------------------------------------------------------------------------------------------
            796,593 SYSCO Corp.                                                                          19,205,857

Electric Utilities (4.9%)
-------------------------------------------------------------------------------------------------------------------
          1,178,745 CMS Energy Corp.                                                                     25,354,805
          1,480,561 Consolidated Edison, Inc.                                                            58,467,354
          1,318,109 Constellation Energy Group, Inc.                                                     29,486,098
            550,000 Dominion Resources, Inc.                                                             33,616,000
          4,114,414 Duke Energy Corp.                                                                   158,034,642
          2,942,257 Edison International                                                                 41,809,472
          4,769,753 Entergy Corp.                                                                       185,304,904
          1,203,633 Exelon Corp.                                                                         50,636,840
          1,725,221 FirstEnergy Corp.                                                                    59,451,116
          1,025,000 FPL Group, Inc.                                                                      54,427,500
            691,041 Northeast Utilities                                                                  12,196,874
          2,768,869 PG&E Corp.                                                                           50,005,774
            628,077 PPL Corp.                                                                            21,448,830
          4,394,492 Progress Energy, Inc.                                                               185,315,728
          1,545,000 Public Service Enterprise Group, Inc.                                                60,811,200
          5,939,269 Reliant Energy, Inc.                                                                166,002,569
            619,977 Teco Energy, Inc.                                                                    15,964,408
          2,412,328 TXU Corp.                                                                           110,581,116
                                                                                                      -------------
                                                                                                      1,318,915,230

Electrical Equipment (0.5%)
-------------------------------------------------------------------------------------------------------------------
          2,266,101 Emerson Electric Co.                                                                111,084,271
          1,794,675 Rockwell International Corp.                                                         24,730,622
                                                                                                      -------------
                                                                                                        135,814,893

Electronics (1.4%)
-------------------------------------------------------------------------------------------------------------------
            254,491 Advanced Micro Devices, Inc. (NON)                                                    2,504,191
            671,712 Atmel Corp. (NON)                                                                     5,340,110
          1,029,931 Conexant Systems, Inc. (NON)                                                         10,453,800
          1,090,792 Cypress Semiconductor Corp. (NON)                                                    21,543,142
            768,513 Flextronics International, Ltd. (Singapore) (NON)                                    15,293,409
            617,800 Intel Corp.                                                                          15,086,676
          1,324,438 LSI Logic Corp. (NON)                                                                22,449,224
         12,027,290 Motorola, Inc.                                                                      196,886,737
          6,525,000 Solectron Corp. (NON)                                                                80,257,500
                                                                                                      -------------
                                                                                                        369,814,789

Energy (1.0%)
-------------------------------------------------------------------------------------------------------------------
            905,209 Baker Hughes, Inc.                                                                   32,433,638
          3,586,232 Schlumberger, Ltd.                                                                  173,645,353
          1,960,499 Transocean Sedco Forex, Inc.                                                         59,109,045
                                                                                                      -------------
                                                                                                        265,188,036

Entertainment (0.3%)
-------------------------------------------------------------------------------------------------------------------
          2,028,689 Viacom, Inc. Class B (NON)                                                           74,067,435

Financial (6.7%)
-------------------------------------------------------------------------------------------------------------------
          5,586,471 American Express Co.                                                                164,409,842
         22,860,460 Citigroup, Inc.                                                                   1,040,608,139
          4,128,600 Fannie Mae                                                                          334,251,456
          2,772,021 Freddie Mac                                                                         187,998,464
            611,656 MGIC Investment Corp.                                                                31,647,081
            518,479 USA Education, Inc.                                                                  42,287,147
                                                                                                      -------------
                                                                                                      1,801,202,129

Food (1.2%)
-------------------------------------------------------------------------------------------------------------------
            996,587 Archer Daniels Midland Co.                                                           13,882,457
            352,297 Campbell Soup Co.                                                                     9,948,867
          1,600,000 H.J. Heinz Co.                                                                       67,904,000
          2,323,992 Kellogg Co.                                                                          70,881,756
          1,916,700 Kraft Foods, Inc. Class A                                                            64,688,625
          5,020,819 Sara Lee Corp.                                                                      111,914,056
                                                                                                      -------------
                                                                                                        339,219,761

Gaming & Lottery (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,023,661 Harrah's Entertainment, Inc. (NON)                                                   29,819,245
          1,003,151 MGM Mirage                                                                           22,370,267
                                                                                                      -------------
                                                                                                         52,189,512

Health Care Services (1.4%)
-------------------------------------------------------------------------------------------------------------------
             13,200 Anthem, Inc. (NON)                                                                      552,816
            501,429 Cardinal Health, Inc.                                                                33,650,900
          1,898,174 CIGNA Corp.                                                                         138,376,885
            486,722 HCA, Inc.                                                                            19,303,395
            983,748 Healthsouth Corp. (NON)                                                              12,808,399
             40,819 McKesson Corp.                                                                        1,509,895
            680,192 Quest Diagnostics, Inc. (NON)                                                        44,470,953
            617,868 Tenet Healthcare Corp.                                                               35,539,767
          1,068,518 UnitedHealth Group, Inc.                                                             70,255,059
            250,496 Wellpoint Health Networks, Inc. (NON)                                                27,952,849
                                                                                                      -------------
                                                                                                        384,420,918

Household Furniture and Appliances (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,705,732 Newell Rubbermaid, Inc.                                                              47,146,432
            179,520 Whirlpool Corp.                                                                      10,595,270
                                                                                                      -------------
                                                                                                         57,741,702

Insurance (1.7%)
-------------------------------------------------------------------------------------------------------------------
          1,464,000 ACE, Ltd.                                                                            51,606,000
          1,495,807 AFLAC, Inc.                                                                          36,587,439
          1,135,004 American International Group, Inc.                                                   89,211,314
          1,355,000 Chubb Corp. (The)                                                                    92,546,500
          1,494,960 Hartford Financial Services Group, Inc. (The)                                        80,727,840
            236,428 Jefferson-Pilot Corp.                                                                 9,776,298
            125,235 John Hancock Financial Services                                                       4,268,009
             46,011 Loews Corp.                                                                           2,337,359
            744,860 Principal Financial Group (NON)                                                      16,759,350
            450,940 Torchmark Corp.                                                                      16,698,308
          1,468,283 UnumProvident Corp.                                                                  32,933,588
            329,000 XL Capital, Ltd. Class A (Bermuda)                                                   28,576,940
                                                                                                      -------------
                                                                                                        462,028,945

Investment Banking/Brokerage (4.9%)
-------------------------------------------------------------------------------------------------------------------
            293,500 Bear Stearns Companies, Inc. (The)                                                   15,849,000
          2,940,516 Goldman Sachs Group, Inc. (The)                                                     229,830,731
         10,789,980 JPMorgan Chase & Co.                                                                381,533,693
            911,157 Lehman Brothers Holdings, Inc.                                                       56,910,866
          4,766,570 Merrill Lynch & Co., Inc.                                                           208,346,775
          8,139,747 Morgan Stanley Dean Witter & Co.                                                    398,196,423
            734,189 Stilwell Financial, Inc.                                                             14,764,541
            973,297 T Rowe Price Group, Inc.                                                             27,018,725
                                                                                                      -------------
                                                                                                      1,332,450,754

Lodging/Tourism (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,509,319 Carnival Corp. Class A                                                               32,872,968
            509,858 Starwood Hotels & Resorts Worldwide, Inc.                                            11,237,270
                                                                                                      -------------
                                                                                                         44,110,238

Machinery (0.2%)
-------------------------------------------------------------------------------------------------------------------
            884,315 Caterpillar, Inc.                                                                    39,546,567
            821,989 Dover Corp.                                                                          27,084,538
                                                                                                      -------------
                                                                                                         66,631,105

Manufacturing (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,165,128 Illinois Tool Works, Inc.                                                            66,645,322

Media (1.0%)
-------------------------------------------------------------------------------------------------------------------
          1,816,922 Liberty Media Corp. Class A (NON)                                                    21,239,818
         13,526,982 Walt Disney Co. (The)                                                               251,466,595
                                                                                                      -------------
                                                                                                        272,706,413

Medical Technology (0.1%)
-------------------------------------------------------------------------------------------------------------------
            500,407 Becton, Dickinson and Co.                                                            17,914,571

Metals (0.6%)
-------------------------------------------------------------------------------------------------------------------
          3,045,517 Alcoa, Inc.                                                                          98,278,834
            923,484 Barrick Gold Corp.                                                                   14,397,116
          2,350,000 Freeport-McMoRan Copper & Gold, Inc. Class A (NON)                                   23,523,500
          1,911,000 Freeport-McMoRan Copper & Gold, Inc. Class B (NON)                                   21,212,100
                                                                                                      -------------
                                                                                                        157,411,550

Natural Gas Utilities (1.0%)
-------------------------------------------------------------------------------------------------------------------
            402,831 Dynegy, Inc.                                                                         14,461,633
          1,240,594 Enron Corp.                                                                          17,244,257
          4,659,894 NiSource, Inc.                                                                      110,672,483
          1,314,853 Sempra Energy                                                                        30,767,560
          2,983,067 Williams Companies, Inc. (The)                                                       86,121,144
                                                                                                      -------------
                                                                                                        259,267,077

Office Equipment & Supplies (0.1%)
-------------------------------------------------------------------------------------------------------------------
            473,958 Pitney Bowes, Inc.                                                                   17,375,300

Oil & Gas (8.8%)
-------------------------------------------------------------------------------------------------------------------
            195,884 Anadarko Petroleum Corp.                                                             11,175,182
          2,187,611 BP PLC ADR (United Kingdom)                                                         105,749,116
          2,593,708 Burlington Resources, Inc.                                                           96,615,623
          2,851,144 Chevron Texaco Corp.                                                                252,468,801
          4,692,627 Conoco, Inc.                                                                        120,600,514
            686,386 EOG Resources, Inc.                                                                  24,277,473
         26,484,716 Exxon Mobil Corp.                                                                 1,044,822,033
            193,202 Kerr-McGee Corp.                                                                     11,128,435
            138,000 Murphy Oil Corp.                                                                     10,971,000
            581,228 Occidental Petroleum Corp.                                                           14,716,693
            875,010 Phillips Petroleum Co.                                                               47,609,294
          8,872,884 Royal Dutch Petroleum Co. ADR (Netherlands)                                         448,169,371
          4,675,254 Unocal Corp.                                                                        150,543,179
          2,039,328 USX-Marathon Group                                                                   56,265,060
                                                                                                      -------------
                                                                                                      2,395,111,774

Paper & Forest Products (1.3%)
-------------------------------------------------------------------------------------------------------------------
            529,891 Boise Cascade Corp.                                                                  15,133,687
          1,448,191 Georgia-Pacific Group                                                                40,201,782
          1,955,319 International Paper Co.                                                              70,000,420
            321,117 Sealed Air Corp. (NON)                                                               12,857,525
          2,040,858 Smurfit-Stone Container Corp. (NON)                                                  30,225,107
            820,000 Temple Inland, Inc.                                                                  40,991,800
          3,021,517 Weyerhaeuser Co.                                                                    150,803,913
                                                                                                      -------------
                                                                                                        360,214,234

Pharmaceuticals (12.1%)
-------------------------------------------------------------------------------------------------------------------
          5,791,967 Abbott Laboratories                                                                 306,858,412
          4,337,641 American Home Products Corp.                                                        242,170,497
         10,463,390 Bristol-Myers Squibb Co.                                                            559,268,196
         11,170,760 Johnson & Johnson                                                                   646,898,712
          3,286,898 Lilly (Eli) & Co.                                                                   251,447,697
         12,254,485 Merck & Co., Inc.                                                                   781,958,688
          3,947,182 Pharmacia Corp.                                                                     159,939,815
          8,912,161 Schering-Plough Corp.                                                               331,354,146
                                                                                                      -------------
                                                                                                      3,279,896,163

Photography/Imaging (0.4%)
-------------------------------------------------------------------------------------------------------------------
          1,740,346 Eastman Kodak Co.                                                                    44,500,647
         10,464,806 Xerox Corp.                                                                          73,253,642
                                                                                                      -------------
                                                                                                        117,754,289

Power Producers (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,277,823 AES Corp. (The) (NON)                                                                17,697,849

Publishing (0.7%)
-------------------------------------------------------------------------------------------------------------------
          1,214,732 Dow Jones & Co., Inc.                                                                54,662,940
          1,791,268 McGraw-Hill Companies, Inc. (The)                                                    94,184,871
            342,225 New York Times Co. (The) Class A                                                     14,116,781
          1,044,360 Tribune Co.                                                                          31,539,672
                                                                                                      -------------
                                                                                                        194,504,264

Railroads (0.6%)
-------------------------------------------------------------------------------------------------------------------
          4,078,910 Burlington Northern Santa Fe Corp.                                                  109,600,312
            271,818 CSX Corp.                                                                             9,160,267
          1,424,416 Norfolk Southern Corp.                                                               23,858,968
            431,200 Union Pacific Corp.                                                                  22,426,712
                                                                                                      -------------
                                                                                                        165,046,259

Real Estate (0.3%)
-------------------------------------------------------------------------------------------------------------------
            385,400 Boston Properties, Inc. (R)                                                          13,623,890
          2,330,700 Equity Office Properties Trust (R)                                                   66,424,950
            460,184 Equity Residential Properties Trust (R)                                              11,941,775
                                                                                                      -------------
                                                                                                         91,990,615

Regional Bells (4.7%)
-------------------------------------------------------------------------------------------------------------------
          8,295,998 BellSouth Corp.                                                                     306,951,926
         16,398,018 SBC Communications, Inc.                                                            624,928,466
          6,859,645 Verizon Communications, Inc.                                                        341,678,917
                                                                                                      -------------
                                                                                                      1,273,559,309

Restaurants (0.6%)
-------------------------------------------------------------------------------------------------------------------
            538,763 Darden Restaurants, Inc.                                                             17,251,191
          4,806,813 McDonald's Corp.                                                                    125,313,615
          1,538,818 Starbucks Corp. (NON)                                                                26,344,564
                                                                                                      -------------
                                                                                                        168,909,370

Retail (2.3%)
-------------------------------------------------------------------------------------------------------------------
          2,180,000 Albertsons, Inc.                                                                     69,563,800
            701,000 Circuit City Stores-Circuit City Group                                                9,617,720
            421,188 Dollar General Corp.                                                                  6,018,777
          2,430,707 Federated Department Stores, Inc. (NON)                                              77,758,317
          3,386,585 Gap, Inc. (The)                                                                      44,262,666
            749,314 Jones Apparel Group, Inc. (NON)                                                      20,681,066
          1,292,830 Kroger Co. (NON)                                                                     31,622,622
          9,928,446 Limited, Inc. (The)                                                                 110,702,173
            235,109 Lowe's Companies, Inc.                                                                8,017,217
            126,814 May Department Stores Co.                                                             3,988,300
          2,167,700 Penney (J.C.) Co., Inc.                                                              47,082,444
          5,185,000 Rite Aid Corp. (NON)                                                                 28,621,200
            660,741 Safeway, Inc. (NON)                                                                  27,519,863
            266,000 Sears, Roebuck & Co.                                                                 10,312,820
          7,400,939 Staples, Inc. (NON)                                                                 107,905,691
            748,523 TJX Companies, Inc. (The)                                                            25,300,077
                                                                                                      -------------
                                                                                                        628,974,753

Software (0.7%)
-------------------------------------------------------------------------------------------------------------------
          6,662,548 BMC Software, Inc. (NON)                                                            100,404,598
          2,507,725 Computer Associates International, Inc.                                              77,538,857
            538,877 Compuware Corp. (NON)                                                                 5,539,656
             84,308 Symantec Corp. (NON)                                                                  4,636,097
                                                                                                      -------------
                                                                                                        188,119,208

Technology Services (0.5%)
-------------------------------------------------------------------------------------------------------------------
          1,737,020 Convergys Corp. (NON)                                                                48,810,262
            766,450 Electronic Data Systems Corp.                                                        49,336,387
            856,202 Fiserv, Inc. (NON)                                                                   31,842,152
            227,530 SunGard Data Systems, Inc. (NON)                                                      5,733,756
            559,689 Symbol Technologies, Inc.                                                             7,192,004
                                                                                                      -------------
                                                                                                        142,914,561

Telecommunications (2.2%)
-------------------------------------------------------------------------------------------------------------------
            240,500 ALLTEL Corp.                                                                         13,742,170
         12,409,998 AT&T Corp. (SEG)                                                                    189,252,470
          3,767,890 AT&T Wireless Services, Inc. (NON) (SEG)                                             54,408,332
          2,541,793 Broadwing, Inc. (NON)                                                                23,537,003
          1,011,300 Qwest Communications International, Inc.                                             13,096,335
          9,746,720 Sprint Corp. (FON Group)                                                            194,934,400
            214,355 Telephone and Data Systems, Inc.                                                     18,841,805
          7,363,759 Worldcom, Inc.-WorldCom Group (NON)                                                  99,042,559
                                                                                                      -------------
                                                                                                        606,855,074

Textiles/Apparel (0.1%)
-------------------------------------------------------------------------------------------------------------------
            524,912 Nike, Inc.                                                                           25,909,656

Tobacco (2.3%)
-------------------------------------------------------------------------------------------------------------------
         13,251,282 Philip Morris Companies, Inc.                                                       620,159,998

Toys (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,689,768 Mattel, Inc. (NON)                                                                   31,987,308

Transportation Services (--%)
-------------------------------------------------------------------------------------------------------------------
            169,785 United Parcel Service, Inc. Class B                                                   8,659,035

Waste Management (0.6%)
-------------------------------------------------------------------------------------------------------------------
          1,269,188 Republic Services, Inc. (NON)                                                        20,789,299
          6,438,859 Waste Management, Inc.                                                              157,752,046
                                                                                                    ---------------
                                                                                                        178,541,345
                                                                                                    ---------------
                    Total Common Stocks (cost $25,467,493,212)                                      $26,596,273,173

CONVERTIBLE BONDS AND NOTES (0.2%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$        14,298,000 Freeport-McMoRan Copper & Gold, Inc. 144A
                    cv. sr. notes 8 1/4s, 2006                                                      $    15,024,338
         22,160,000 Service Corp. International cv. sub. notes
                    6 3/4s, 2008                                                                         25,827,480
         20,200,000 Xerox Corp. cv. sub. deb. 0.57s, 2018                                                 8,686,000
                                                                                                    ---------------
                    Total Convertible Bonds and Notes
                    (cost $46,371,824)                                                              $    49,537,818

CONVERTIBLE PREFERRED STOCKS (0.2%) (a) (cost $63,748,264)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
          1,250,000 K mart Financing I $3.875 cum. cv. pfd.                                         $    43,125,000
U.S. GOVERNMENT AGENCY OBLIGATIONS (--%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                    Government National Mortgage Association
                    Pass-Through Certificates
$             1,176 11 1/2s, with due dates from March 15,
                    2010 to January 15, 2013                                                        $         1,342
                826 11s, January 15, 2010                                                                       931
            101,770 9s, with due dates from December 15, 2004
                    to June 15, 2011                                                                        110,544
             27,343 7 1/2s, April 15, 2007                                                                   28,955
             96,451 7 1/4s, with due dates from February 15,
                    2005 to March 15, 2005                                                                  101,204
                                                                                                    ---------------
                    Total U.S. Government Agency Obligations
                    (cost $220,272)                                                                 $       242,976

SHORT-TERM INVESTMENTS (2.0%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$        70,000,000 Asset Securitization Cooperative Corp. effective
                    yield of 2.43%, November 13, 2001                                               $    69,943,300
         50,000,000 General Electric Capital Corp. effective yield
                    of 2.27%, December 10, 2001                                                          49,877,042
         70,000,000 Pemex Capital, Inc. effective yield of 2.50%,
                    November 8, 2001                                                                     69,965,972
         40,000,000 Petrobras International Finance Co. effective
                    yield of 2.50%, November 5, 2001                                                     39,988,889
         40,000,000 Salomon Smith Barney Holding Sales effective
                    yield of 2.48%, November 1, 2001                                                     40,000,000
         25,000,000 Windmill Funding Corp. effective yield of 2.31%,
                    December 13, 2001                                                                    24,932,625
        141,410,935 Short-term investments held as collateral for
                    loaned securities with yields ranging from 2.19%
                    to 3.93% and due dates ranging from
                    November 2, 2001 to December 26, 2001 (d)                                           141,128,170
         95,295,000 Interest in $400,000,000 joint repurchase
                    agreement dated October 31, 2001 with
                    Deutsche Bank Alex Brown, Inc. due
                    November 1, 2001 with respect to various
                    U.S. Government obligations -- maturity value
                    of $95,301,935 for an effective yield of 2.62%                                       95,295,000
                                                                                                    ---------------
                    Total Short-Term Investments (cost $531,130,998)                                $   531,130,998
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $26,108,964,570) (b)                                    $27,220,309,965
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $27,067,203,751.

  (b) The aggregate identified cost on a tax basis is $26,623,015,703, resulting in gross unrealized appreciation and depreciation of $4,041,954,389 and $3,444,660,127, respectively, or net unrealized appreciation of $597,294,262.

  (d) See footnote F to the financial statements.

(NON) Non-income-producing security.

(SEG) A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at October
      31, 2001.

  (R) Real Estate Investment Trust.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts, representing ownership of foreign securities on deposit with a custodian bank.

------------------------------------------------------------------------------
Futures Contracts Outstanding at October 31, 2001

                              Aggregate Face   Expiration     Unrealized
                Total Value        Value          Date       Appreciation
------------------------------------------------------------------------------
S&P Index 500
(Long)          $21,744,775     $21,413,993      Dec-01        $330,782
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $133,895,091 of
securities on loan (identified cost $26,108,964,570) (Note 1)               $27,220,309,965
-------------------------------------------------------------------------------------------
Cash                                                                                    931
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                        35,029,888
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                           17,329,266
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   81,703,150
-------------------------------------------------------------------------------------------
Receivable for variation margin                                                      16,511
-------------------------------------------------------------------------------------------
Total assets                                                                 27,354,389,711

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 51,911,749
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                       43,439,239
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                     30,128,340
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                        8,029,476
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       848,918
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          7,737
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                           10,704,194
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                              141,128,170
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              988,137
-------------------------------------------------------------------------------------------
Total liabilities                                                               287,185,960
-------------------------------------------------------------------------------------------
Net assets                                                                  $27,067,203,751

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                             $25,960,557,290
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                      1,134,363
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                           (6,164,079)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets
and liabilities in foreign currencies                                         1,111,676,177
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                  $27,067,203,751

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($17,731,033,554 divided by 1,051,630,057 shares)                                    $16.86
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $16.86)*                              $17.89
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($7,397,120,922 divided by 445,074,927 shares)**                                     $16.62
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($168,470,508 divided by 10,032,347 shares)**                                        $16.79
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($309,868,287 divided by 18,504,047 shares)                                          $16.75
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $16.75)*                              $17.36
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($1,460,710,480 divided by 86,471,682 shares)                                        $16.89
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of more than $50,000 and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended October 31, 2001
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $2,587,516) (Note 5)                      $    582,581,929
-------------------------------------------------------------------------------------------
Interest                                                                         19,998,868
-------------------------------------------------------------------------------------------
Securities lending                                                                  319,933
-------------------------------------------------------------------------------------------
Total investment income                                                         602,900,730

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                127,330,258
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                   37,637,226
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                   302,196
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     88,420
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                            49,283,893
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                            91,412,075
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                             1,555,879
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                             2,711,757
-------------------------------------------------------------------------------------------
Other                                                                            11,959,675
-------------------------------------------------------------------------------------------
Total expenses                                                                  322,281,379
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                       (3,158,542)
-------------------------------------------------------------------------------------------
Net expenses                                                                    319,122,837
-------------------------------------------------------------------------------------------
Net investment income                                                           283,777,893
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1, 3 and 5) (including
realized loss of $15,476,891 on sales of investments in affiliated issuer)      514,967,643
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                 (15,975,423)
-------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                           4,790
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures
contracts during the year                                                    (4,676,366,567)
-------------------------------------------------------------------------------------------
Net loss on investments                                                      (4,177,369,557)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                        $(3,893,591,664)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                         Year ended October 31
                                                                 ---------------------------------
                                                                             2001             2000
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                             $   283,777,893  $   371,673,391
--------------------------------------------------------------------------------------------------
Net realized gain on investments and
foreign currency transactions                                         498,997,010      399,057,456
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                         (4,676,366,567)     (87,080,799)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                    (3,893,591,664)     683,650,048
--------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 1):
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                           (253,736,384)    (270,190,228)
--------------------------------------------------------------------------------------------------
   Class B                                                            (50,281,221)     (73,685,597)
--------------------------------------------------------------------------------------------------
   Class C                                                               (821,199)        (318,774)
--------------------------------------------------------------------------------------------------
   Class M                                                             (2,880,981)      (3,552,708)
--------------------------------------------------------------------------------------------------
   Class Y                                                            (23,216,708)     (23,434,809)
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                           (371,622,329)  (1,809,431,159)
--------------------------------------------------------------------------------------------------
   Class B                                                           (184,342,826)  (1,187,446,369)
--------------------------------------------------------------------------------------------------
   Class C                                                             (2,533,347)      (2,660,027)
--------------------------------------------------------------------------------------------------
   Class M                                                             (7,006,225)     (39,098,055)
--------------------------------------------------------------------------------------------------
   Class Y                                                            (28,757,642)    (137,166,654)
--------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                    (472,399,630)  (3,793,143,979)
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                       (5,291,190,156)  (6,656,478,311)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                  32,358,393,907   39,014,872,218
--------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $1,134,363 and $229,402, respectively)                  $27,067,203,751  $32,358,393,907
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended October 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $19.81       $21.10       $20.44       $20.87       $18.27
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .21          .26          .28          .26          .39
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.55)         .45         2.32         2.15         3.91
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (2.34)         .71         2.60         2.41         4.30
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.25)        (.26)        (.28)        (.24)        (.45)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.36)       (1.74)       (1.66)       (2.60)       (1.25)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.61)       (2.00)       (1.94)       (2.84)       (1.70)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $16.86       $19.81       $21.10       $20.44       $20.87
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (12.15)        3.92        13.13        12.15        24.95
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $17,731,034  $20,159,272  $22,033,789  $18,814,738  $16,300,523
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .82          .81          .79          .84          .86
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.14         1.38         1.32         1.27         1.95
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 36.90        52.23        50.36        78.75        63.88
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended October 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $19.53       $20.82       $20.19       $20.65       $18.10
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .07          .12          .12          .11          .24
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.52)         .44         2.29         2.12         3.87
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (2.45)         .56         2.41         2.23         4.11
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.10)        (.11)        (.12)        (.09)        (.31)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.36)       (1.74)       (1.66)       (2.60)       (1.25)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.46)       (1.85)       (1.78)       (2.69)       (1.56)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $16.62       $19.53       $20.82       $20.19       $20.65
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (12.80)        3.14        12.28        11.28        24.03
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $7,397,121  $10,163,817  $14,777,660  $15,671,371  $13,511,906
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.57         1.56         1.54         1.59         1.61
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .39          .64          .57          .52         1.19
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 36.90        52.23        50.36        78.75        63.88
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------
                                                             For the period
Per-share                                                    July 26, 1999+
operating performance                Year ended October 31   to October 31
---------------------------------------------------------------------------
                                        2001         2000         1999
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $19.75       $21.08       $22.07
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment income (a)                .07          .11          .02
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.55)         .46         (.91)
---------------------------------------------------------------------------
Total from
investment operations                  (2.48)         .57         (.89)
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                       (.12)        (.16)        (.10)
---------------------------------------------------------------------------
From net realized gain
on investments                          (.36)       (1.74)          --
---------------------------------------------------------------------------
Total distributions                     (.48)       (1.90)        (.10)
---------------------------------------------------------------------------
Net asset value,
end of period                         $16.79       $19.75       $21.08
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (12.84)        3.16        (4.03)*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $168,471     $117,763      $21,555
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.57         1.56          .41*
---------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .38          .57          .12*
---------------------------------------------------------------------------
Portfolio turnover (%)                 36.90        52.23        50.36
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended October 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $19.68       $20.97       $20.33       $20.77       $18.21
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .12          .16          .17          .16          .28
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.54)         .45         2.30         2.14         3.89
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (2.42)         .61         2.47         2.30         4.17
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.15)        (.16)        (.17)        (.14)        (.36)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.36)       (1.74)       (1.66)       (2.60)       (1.25)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.51)       (1.90)       (1.83)       (2.74)       (1.61)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $16.75       $19.68       $20.97       $20.33       $20.77
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (12.58)        3.41        12.55        11.60        24.29
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $309,868     $387,088     $479,425     $421,616     $348,129
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.32         1.31         1.29         1.34         1.36
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .64          .89          .82          .77         1.39
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 36.90        52.23        50.36        78.75        63.88
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended October 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $19.85       $21.14       $20.47       $20.90       $18.29
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .26          .30          .33          .32          .44
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.56)         .46         2.33         2.14         3.92
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (2.30)         .76         2.66         2.46         4.36
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.30)        (.31)        (.33)        (.29)        (.50)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.36)       (1.74)       (1.66)       (2.60)       (1.25)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.66)       (2.05)       (1.99)       (2.89)       (1.75)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $16.89       $19.85       $21.14       $20.47       $20.90
-----------------------------------------------------------------------------------------------------
Total return at
net asset value  (%)(b)               (11.96)        4.18        13.44        12.40        25.27
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,460,710   $1,530,454   $1,702,442     $840,080     $700,707
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .57          .56          .54          .59          .61
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.39         1.63         1.56         1.52         2.20
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 36.90        52.23        50.36        78.75        63.88
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
October 31, 2001

Note 1
Significant accounting policies

The Putnam Fund for Growth and Income (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital growth and current income by investing primarily in a portfolio of common stocks that offer the potential for capital growth, current income or both.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to Putnam CollegeAdvantage as well as defined contribution plans that invest at least $150 million in a combination of Putnam Funds and other accounts managed by affiliates of Putnam Investment Management, LLC ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, LLC.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin". Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

G) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At October 31, 2001, the value of securities loaned amounted to $133,895,091. The fund received cash collateral of $141,128,170 which is pooled with collateral of other Putnam funds into 48 issuers of high grade short-term investments.

H) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended October 31, 2001, the fund had no borrowings against the line of credit.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, nontaxable dividends, both realized and unrealized gains and losses on certain futures contracts, paydown gains and losses on mortgage-backed securities, market discount and redesignation of certain distributions from income to capital gains due to excise requirements. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2001, the fund reclassified $48,063,561 to decrease distributions in excess of net investment income with a decrease to accumulated net realized gains of $48,063,561. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $5 billion, 0.37% of the next $5 billion, 0.36% of the next $5 billion, 0.35% of the next $5 billion, 0.34% of the next $5 billion, 0.33% of the next $8.5 billion and 0.32% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended, October 31, 2001, the fund's expenses were reduced by $3,158,542 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $9,848 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended October 31, 2001, Putnam Retail Management, acting as underwriter received net commissions of $4,273,020 and $49,195 from the sale of class A and class M shares, respectively, and received $13,349,624 and $49,920 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended October 31, 2001, Putnam Retail Management, acting as underwriter received $52,464 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended October 31, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $11,268,225,717 and $12,338,710,148, respectively. There were no purchases or sales of U.S. government obligations.

Note 4
Capital shares

At October 31, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                189,365,926     $ 3,565,384,680
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               30,257,656         578,317,065
---------------------------------------------------------------------------
                                           219,623,582       4,143,701,745

Shares
repurchased                               (185,439,872)     (3,477,293,004)
---------------------------------------------------------------------------
Net increase                                34,183,710     $   666,408,741
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                239,243,878     $ 4,429,495,487
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                              102,020,615       1,932,885,645
---------------------------------------------------------------------------
                                           341,264,493       6,362,381,132

Shares
repurchased                               (368,003,848)     (6,758,766,479)
---------------------------------------------------------------------------
Net decrease                               (26,739,355)    $  (396,385,347)
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 58,846,110     $ 1,096,819,633
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               11,554,197         217,852,632
---------------------------------------------------------------------------
                                            70,400,307       1,314,672,265

Shares
repurchased                               (145,630,925)     (2,681,501,969)
---------------------------------------------------------------------------
Net decrease                               (75,230,618)    $(1,366,829,704)
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 72,873,749     $ 1,335,252,958
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               62,322,675       1,168,430,924
---------------------------------------------------------------------------
                                           135,196,424       2,503,683,882

Shares
repurchased                               (324,665,732)     (5,881,668,446)
---------------------------------------------------------------------------
Net decrease                              (189,469,308)    $(3,377,984,564)
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,855,535        $110,378,503
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  165,876           3,160,000
---------------------------------------------------------------------------
                                             6,021,411         113,538,503

Shares
repurchased                                 (1,951,860)        (35,923,012)
---------------------------------------------------------------------------
Net increase                                 4,069,551        $ 77,615,491
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,886,487        $108,432,641
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  147,475           2,782,469
---------------------------------------------------------------------------
                                             6,033,962         111,215,110

Shares
repurchased                                 (1,093,526)        (19,929,280)
---------------------------------------------------------------------------
Net increase                                 4,940,436        $ 91,285,830
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,346,688        $ 62,763,750
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  503,750           9,569,569
---------------------------------------------------------------------------
                                             3,850,438          72,333,319

Shares
repurchased                                 (5,012,747)        (93,387,504)
---------------------------------------------------------------------------
Net decrease                                (1,162,309)       $(21,054,185)
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,230,020       $  77,879,556
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                2,191,634          41,347,251
---------------------------------------------------------------------------
                                             6,421,654         119,226,807

Shares
repurchased                                 (9,616,907)       (174,948,793)
---------------------------------------------------------------------------
Net decrease                                (3,195,253)      $ (55,721,986)
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 35,398,439       $ 666,208,728
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                2,716,189          51,974,350
---------------------------------------------------------------------------
                                            38,114,628         718,183,078

Shares
repurchased                                (28,754,910)       (546,723,051)
---------------------------------------------------------------------------
Net increase                                 9,359,718       $ 171,460,027
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 24,670,800       $ 457,859,091
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                8,468,330         160,601,463
---------------------------------------------------------------------------
                                            33,139,130         618,460,554

Shares
repurchased                                (36,564,158)       (672,798,466)
---------------------------------------------------------------------------
Net decrease                                (3,425,028)      $ (54,337,912)
---------------------------------------------------------------------------

Note 5
Transactions with affiliated issuers

Transactions during the year ended October 31, 2001 with companies in which the fund owns at least 5% of the voting securities were as follows:

                                 Purchase           Sales         Dividend         Market
Affiliates                           cost            cost          Income           Value
-------------------------------------------------------------------------------------------
Name of affiliate
-------------------------------------------------------------------------------------------
Freeport-McMoRan Copper &
  Gold, Inc. - Class A                $--         $24,020,473        $--             $--



Note 6
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on pay downs on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle is not material to the financial statements.


FEDERAL TAX INFORMATION
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $596,501,869 as long term capital gain, for its taxable year ended October 31, 2001.

The fund has designated 100% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

David L King
Vice President and Fund Manager

Christopher G. Miller
Vice President and Fund Manager

Hugh H. Mullin
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of The Putnam Fund for Growth and Income. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN022-76252  002/881/427/511  12/01